Non-operating expenses	12 Months Ended
Dec. 31, 2025
Non-operating expenses
Non-operating expenses

Note 35.Non-operating expenses

Non-operating expenses consisted of the following:

	12 months ended December 31,
USD’000	2025	2024	2023
Foreign exchange losses	3,479	775	2,134
Financial charges	368	317	261
Interest expense	(21)	884	702
Other components of defined benefit plans, net	(123)	29	(45)
Other	13	13	55
Total non-operating expenses	3,716	2,018	3,107

The credit balance in interest expense is due to the reversal of an accrued interest balance for a total amount of USD 66,500.